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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 1997


                                  ROMTECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                23-2694937
------------                            -------                ----------
(State of other jurisdiction     (Commission File Number)     (IRS Employee
 of incorporation)                                          Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 13, 1997, RomTech, Inc. commented on its first quarter earnings estimates for the quarter ended September 30, 1997, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated October 13, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROMTECH, INC.


                                             By:  /s/ Joseph A. Falsetti
                                                  ----------------------------
                                                  Joseph A. Falsetti, Chairman
                                                  and Chief Executive Officer

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                          EXHIBIT 99.1 - PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT: Joseph Falsetti, CEO, ext.114                        Herbert Lanzet or
         Gerald Klein, CFO, ext. 118                          DeeDee Lanzet
         215-750-6606                                         212-687-0061

             ROMTECH TO REPORT 40% REVENUE INCREASE FOR FISCAL FIRST QUARTER; COMPANY EXPECTS FIRST PROFITABLE QUARTER SINCE GOING
PUBLIC

                       Unit Market Share Increases To 2.3%

LANGHORNE, PA., OCTOBER 13, 1997, --- RomTech, Inc. (NASAQ;ROMT) today announced that it expects to report a 40% increase in revenues for the fiscal 1998 first quarter ended September 30, 1997. The Company also expects to report its first profitable quarter since going public in October 1995. RomTech further reported that its retail market share in the budget software category for August increased 2.3% in terms of units sold, placing the Company in ninth position in that category and representing a 702% increase over the last 12 months.

Additionally, the Company announced that WalMart, the largest mass merchant in the U.S., has increased retail space allocation for RomTech's products based on the Company's sales results during the past twelve months. RomTech currently occupies three of the top five selling positions of the budget software category sold by WalMart. The Company's titles are also among the top ten selling budget software titles in Target, CompUSA, Staples and other leading retailers.

Joe Falsetti, Chief Executive Officer of RomTech, said, "During fiscal 1997, we developed a very focused business plan: established distribution channels for the sale of our products; developed exciting new products; secured adequate financing to execute our business plan and structured the business to be profitable. The financial results are now demonstrating the success of our efforts. During fiscal 1998 our primary focus is to increase revenues, earnings and shareholder value." Falsetti added that RomTech expects to report its first quarter financial results on Thursday, October 16, 1997.

RomTech, Inc. was incorporated in July 1992, and develops, publishes, markets and resells a diversified line of personal computer software for consumer and business applications. The Company offers software titles and personal productivity application products primarily in the game and personal/business productivity categories under the Galaxy of Games(TM). Galaxy of Home Office Help(TM) and Galaxy Deluxe(TM) brand names (the "Galaxy Series"). The Company's product line enables it to serve customers who are seeking a broad range of high-quality, value priced software.

         The statements in this press release relating to matters that are not historical are forward-looking statements which involve risks and uncertainties that could cause


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         actual results to differ materially from those anticipated, including, without limited to, general economic conditions affecting the demand for personal computer and multimedia software: the development, introduction and market acceptance of new products, increased competition, downward pricing pressure, availability of additional financing and access to distribution channels. These risks and uncertainties are described in reports and other documents filed by the Company with the Securities and Exchange Commission.